CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

DERIVED INFORMATION [7/09/02]

[$8,350,000]
Class M-2
Subordinate Notes Offered
(Approximate)

Asset Backed Notes, Series 2002-HI23

Credit Suisse First Boston Mortgage Acceptance Corp.
Depositor

[U.S. Bank NA]
Owner Trustee

[JP Morgan Chase Bank]
Indenture Trustee

     The information contained in the attached materials is referred to as the "Information".

     The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

     The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123
Class M-2 Discount Margin (DM) Tables

Assumptions:
   -     To Maturity
   -     100% Loss Severity
   -     6 Month Lag from Default to Loss

   (I)     Spot Libor

30% CPR
Price	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)

95	286	281	276	257	-180	-779
96	264	260	257	240	-195	-793
97	242	239	238	224	-210	-806
98	219	219	220	208	-225	-820
99	198	199	201	193	-240	-833
100	176	179	183	177	-254	-846
101	155	159	165	162	-268	-859
102	134	140	148	147	-283	-872
103	113	121	130	132	-297	-884
104	92	102	113	117	-311	-897
105	72	83	96	102	-324	-909

WAL (yrs)	5.04	5.51	6.13	7.39	7.14	6.12
Prin Window	Dec06 - May08	Mar07 - Mar09	Jul07 - Jun10	Dec07 - Mar25	Jul08 - Mar25	Jun09 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	105,493.71 (1.26%)	2,669,332.66 (31.97%)	5,157,759.00 (61.77%)
Collat Loss	19,322,676.44 (16.24%)	21,680,794.27 (18.22%)	23,954,232.18 (20.13%)	26,147,421.24 (21.97%)	28,264,504.85 (23.75%)	30,309,360.74 (25.47%)

40% CPR
Price	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)

95	314	309	303	295	4	-498
96	286	282	279	273	-16	-517
97	258	256	254	251	-35	-535
98	231	231	231	230	-55	-554
99	204	205	207	209	-74	-572
100	177	180	184	188	-93	-589
101	151	155	161	168	-112	-607
102	124	131	138	147	-130	-624
103	98	106	116	127	-149	-641
104	73	82	93	107	-167	-658
105	47	58	71	87	-185	-675

WAL (yrs)	3.98	4.26	4.64	5.25	5.69	5.29
Prin Window	Dec05 - Mar07	Feb06 - Sep07	Apr06 - Jul08	Jul06 - Sep10	Nov06 - Mar25	Mar07 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	1,403,126.99 (16.80%)	3,372,718.42 (40.39%)
Collat Loss	14,551,340.41 (12.23%)	16,417,157.35 (13.80%)	18,235,943.97 (15.32%)	20,009,517.73 (16.81%)	21,739,608.54 (18.27%)	23,427,863.93 (19.69%)

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

   (II)     Libor + 200 bps. (starting in period 2)

30% CPR
Price	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)

95	279	273	-91	-672	-1649	-7536
96	259	256	-107	-687	-1662	-7569
97	240	238	-123	-702	-1674	-7602
98	220	221	-139	-716	-1686	-7635
99	201	205	-155	-730	-1698	-7667
100	182	188	-170	-744	-1710	-7699
101	164	172	-185	-758	-1721	-7730
102	145	156	-200	-772	-1733	-7761
103	127	140	-215	-786	-1744	-7792
104	109	124	-230	-799	-1755	-7822
105	91	108	-245	-812	-1766	-7852

WAL (yrs)	6.25	7.38	7.47	6.4	4.82	3.04
Prin Window	Sep07 - Jul10	Feb08 - Jan15	Sep08 - Mar25	Aug09 - Mar25	Nov11 - Mar25	NA - NA
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	2,379,944.09 (28.50%)	4,954,499.17 (59.34%)	7,422,855.81 (88.90%)	8,350,000.00 (100.00%)
Collat Loss	19,322,676.44 (16.24%)	21,680,794.27 (18.22%)	23,954,232.18 (20.13%)	26,147,421.24 (21.97%)	28,264,504.85 (23.75%)	30,309,360.74 (25.47%)

40% CPR
Price	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)	10 CDR DM (bps)	11 CDR DM (bps)	12 CDR DM (bps)

95	306	299	93	-387	-999	-1885
96	280	276	72	-407	-1017	-1901
97	255	253	51	-427	-1035	-1916
98	231	231	31	-446	-1052	-1932
99	206	209	11	-465	-1070	-1947
100	182	187	-9	-483	-1087	-1962
101	159	165	-29	-502	-1104	-1976
102	135	144	-48	-520	-1120	-1991
103	112	123	-67	-538	-1137	-2005
104	89	102	-86	-556	-1153	-2019
105	66	81	-105	-574	-1170	-2033

WAL (yrs)	4.7	5.27	5.88	5.49	4.85	4.01
Prin Window	May06 - Jul08	Aug06 - Apr10	Dec06 - Mar25	Apr07 - Mar25	Dec07 - Mar25	Feb09 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	1,097,423.01 (13.14%)	3,110,931.28 (37.26%)	5,079,239.21 (60.83%)	6,988,172.34 (83.69%)
Collat Loss	14,551,340.41 (12.23%)	16,417,157.35 (13.80%)	18,235,943.97 (15.32%)	20,009,517.73 (16.81%)	21,739,608.54 (18.27%)	23,427,863.93 (19.69%)

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

   (III)     Forward Libor

30% CPR
Price	4 CDR DM (bps)	5 CDR DM (bps)	6 CDR DM (bps)	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)

95	279	290	283	278	184	-253
96	272	266	262	259	167	-270
97	247	243	240	240	149	-286
98	223	220	220	221	132	-302
99	199	198	199	202	116	-318
100	175	176	179	183	99	-334
101	151	154	158	165	83	-350
102	128	132	138	147	67	-365
103	105	110	119	129	51	-380
104	82	89	99	111	35	-395
105	60	68	80	94	19	-410

WAL (yrs)	4.78	5.18	5.78	6.56	7.82	7.36
Prin Window	Oct06 - Dec07	Jan07 - Jul08	May07 - Aug09	Oct07 - May11	Apr08 - Mar25	Dec08 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	826,272.32 (9.90%)	3,413,846.88 (40.88%)
Collat Loss	11,691,099.33 (9.82%)	14,333,092.73 (12.04%)	16,875,136.08 (14.18%)	19,322,676.44 (16.24%)	21,680,794.27 (18.22%)	23,954,232.18 (20.13%)

40% CPR
Price	4 CDR DM (bps)	5 CDR DM (bps)	6 CDR DM (bps)	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)

95	326	319	312	306	300	85
96	295	290	285	281	276	63
97	264	261	258	256	254	42
98	234	232	231	231	231	21
99	205	204	205	206	209	1
100	175	176	178	182	187	-20
101	146	149	153	158	165	-40
102	117	122	127	134	143	-59
103	89	95	102	111	122	-79
104	61	68	77	87	101	-98
105	33	41	52	64	80	-118

WAL (yrs)	3.73	3.97	4.29	4.67	5.27	5.89
Prin Window	Oct05 - Oct06	Dec05 - Mar07	Feb06 - Oct07	May06 - Jul08	Aug06 - Jun10	Nov06 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	1,223,387.30 (14.65%)
Collat Loss	8,652,102.35 (7.27%)	10,670,874.85 (8.97%)	12,636,582.69 (10.62%)	14,551,340.413 (12.23%)	16,417,157.35 (13.80%)	18,235,943.97 (15.32%)

CSFB	CREDIT SUISSE FIRST BOSTON

CSFB ABS TRUST 2002-H123

   (IV)     Forward Libor + 200bps (starting in period 2)

30% CPR
Price	4 CDR DM (bps)	5 CDR DM (bps)	6 CDR DM (bps)	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)

95	286	281	222	-186	-828	-2658
96	264	261	203	-204	-845	-2674
97	242	241	185	-221	-861	-2690
98	220	221	168	-238	-877	-2705
99	199	201	150	-255	-893	-2720
100	178	182	133	-272	-909	-2735
101	157	163	116	-289	-924	-2750
102	136	144	99	-305	-939	-2764
103	116	126	82	-321	-954	-2778
104	96	107	65	-337	-969	-2792
105	76	89	49	-353	-984	-2806

WAL (yrs)	5.93	6.74	8.13	7.67	6.45	4.43
Prin Window	Jul07 - Sep09	Dec07 - Jun11	Jun08 - Mar25	Mar09 - Mar25	Jun10 - Mar25	Feb18 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	625,645.42 (7.49%)	3,307,414.16 (39.61%)	5,882,641.28 (70.45%)	8,318,854.50 (99.63%)
Collat Loss	11,691,099.33 (9.82%)	14,333,092.73 (12.04%)	16,875,136.08 (14.18%)	19,322,676.44 (16.24%)	21,680,794.27 (18.22%)	23,954,232.18 (20.13%)

40% CPR
Price	4 CDR DM (bps)	5 CDR DM (bps)	6 CDR DM (bps)	7 CDR DM (bps)	8 CDR DM (bps)	9 CDR DM (bps)

95	315	310	303	148	-295	-885
96	287	283	279	126	-316	-905
97	260	257	255	104	-337	-925
98	232	232	231	82	-358	-944
99	205	206	208	61	-379	-964
100	178	181	185	40	-399	-982
101	152	157	162	19	-419	-1001
102	125	132	140	-2	-439	-1020
103	100	108	118	-22	-458	-1038
104	74	84	96	-42	-477	-1056
105	48	60	74	-62	-497	-1074

WAL (yrs)	4.36	4.75	5.33	6.07	5.77	5.16
Prin Window	Mar06 - Oct07	Jun06 - Aug08	Sep06 - Mar10	Dec06 - Mar25	May07 - Mar25	Jan08 - Mar25
Prin Writedown	0.00 (0.00%)	0.00 (0.00%)	0.00 (0.00%)	995,751.29 (11.93%)	3,026,702.36 (36.25%)	5,005,660.21 (59.95%)
Collat Loss	8,652,102.35 (7.27%)	10,670,874.85 (8.97%)	12,636,582.69 (10.62%)	14,551,340.413 (12.23%)	16,417,157.35 (13.80%)	18,235,943.97 (15.32%)

5